EXECUTION VERSION

Citigroup Inc.

Common Stock, $0.01 par value

EQUITY DISTRIBUTION AGREEMENT

April 26, 2010

April 26, 2010

To Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

The United States Department of the Treasury (the “Selling Stockholder”) proposes to sell through or to Morgan Stanley & Co. Incorporated, as sales agent and/or principal (the “Manager”), on the terms set forth in this equity distribution agreement (this “Agreement”), up to 7,692,307,692 shares of common stock, par value $0.01, of Citigroup Inc., a Delaware corporation (the “Company”) (said shares to be sold by the Selling Stockholder being hereinafter referred to as the “Shares”).  The shares of common stock, par value $0.01, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock”.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (File No. 333-157459), including a prospectus, on Form S-3, relating to the securities (the “Shelf Securities”), including the Shares, to be offered and sold from time to time.  The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus”.  “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Manager in connection with the offering of the Shares.  Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement and the most recent Interim Prospectus Supplement (as defined in Section 5(c) below), if any.  For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act.  “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto or otherwise approved in writing by the Manager in accordance with Section 5(b), and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person.  As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein.  The terms “supplement”, “amendment” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

1.    Representations and Warranties.

(a)   The Company represents and warrants to and agrees with the Manager that:

(i)    The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose are pending before or threatened by the Commission.  If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement, and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(ii)           (A) (1) At the respective times the Registration Statement and each amendment thereto became effective, (2) at each deemed effective date with respect to the Manager pursuant to Rule 430B(f)(2) under the Securities Act (each, a “Deemed Effective Time”), (3) as of each time (each, a “Time of Sale”) Shares are sold pursuant to this Agreement or any Terms Agreement (as defined below), (4) at each Settlement Date (as defined below) and (5) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares (the “Delivery Period”), the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act; (B) the Basic Prospectus complied, or will comply, at the time it was, or will be filed, with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of each Time of Sale and at all times during the Delivery Period, will comply in all material respects with the rules and regulations under the Securities Act; (C) each of the Prospectus Supplement, any Interim Prospectus Supplement and the Prospectus will comply, as of the date that such document is filed with the Commission, as of each Time of Sale, as of each Settlement Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act; and (D) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(iii)          (A) As of the date hereof, at the respective times the Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) as of each Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus then in use, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) at any Settlement Date, the Prospectus (as amended and supplemented at such Settlement Date) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the Prospectus or in the General Disclosure Package.

(iv)          Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Selling Stockholder notified or notifies the Company and the Manager, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.  Each broadly available road show, if any, when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except for the Permitted Free Writing Prospectuses, if any, and electronic road shows, if any, furnished to and approved by the Manager in accordance with Section 5(b), the Company has not prepared, used or referred to, and will not prepare, use or refer to, any free writing prospectus.

(v)           (A)(1) At the time of filing of the Registration Statement, (2) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (3) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shelf Securities in reliance on the exemption of Rule 163 under the Securities Act, the Company was not an “ineligible issuer” as defined in Rule 405 of the Securities Act; and (B)(1) at the time of filing of the Registration Statement, (2) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and (3) at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(vi)          The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

(vii)         The Shares have been duly authorized and are validly issued, fully paid and non-assessable; the holders of outstanding shares of Common Stock are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the General Disclosure Package and the Prospectus or otherwise disclosed to the Manager, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of Common Stock or ownership interest in the Company are outstanding.

(viii)        The Shares have been approved for listing on the Exchange.

(ix)           Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any affiliate, director, officer, employee, agent or representative of the Company or of any of its subsidiaries or affiliates (other than, if applicable, the Selling Stockholder), has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates (other than, if applicable, the Selling Stockholder) have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(x)            The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xi)           (A) The Company represents that neither the Company nor any of its subsidiaries (collectively, the “Entity”) or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate (other than, if applicable, the Selling Stockholder) or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(1)           the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or other relevant sanctions authority (collectively, “Sanctions”), nor

(2)           located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(B) The Entity represents and covenants that, except as detailed in Schedule II, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(xii)          There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the General Disclosure Package.

(xiii)         Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the General Disclosure Package, (A) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (B) the Company has not purchased any of its outstanding capital stock, except as otherwise disclosed to the Manager, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (C) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in each of the Registration Statement, the Prospectus and the General Disclosure Package, respectively.

(xiv)         On the date hereof, the Company’s earnings blackout period is from the first day of the month after a calendar quarter until 24 hours after the filing of the earnings release relating to such quarter.  If the Company’s earnings blackout policy is revised, resulting in a change to the earnings blackout period, the Company shall promptly notify the Selling Stockholder and the Manager.

(b)           The Selling Stockholder represents and warrants to and agrees with the Manager that:

(i)             The Selling Stockholder now has and at a Settlement Date will have good and marketable title to the Shares to be sold by it, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of the Shares; and upon the delivery of, against payment for, the Shares pursuant to this Agreement or any Terms Agreement, and assuming a purchaser or the Manager, as applicable, does not have notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York), such purchaser or the Manager, as applicable, will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

(ii)            The Selling Stockholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(iii)           No consent, approval or waiver is required under any instrument or agreement to which the Selling Stockholder is a party or by which the Selling Stockholder is bound in connection with the offering, sale or purchase by the Manager of any of the Shares which may be sold by the Selling Stockholder under this Agreement or any Terms Agreement or the consummation by the Selling Stockholder of any of the other transactions contemplated hereby.

2.             Sale of Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions set forth in this Agreement or any Terms Agreement, as applicable, the Company, the Selling Stockholder and the Manager agree that the Selling Stockholder may from time to time seek to sell Shares through the Manager, acting as sales agent, or directly to the Manager, acting as principal, as follows:

(a)            The Selling Stockholder will provide instructions to the Manager with respect to the manner of distribution of the Shares (the “Disposition Guidelines”).  The Disposition Guidelines may be terminated at any time by the Selling Stockholder and shall become effective immediately upon receipt by the Manager (each such date of receipt, an “Instruction Date”).

(b)            Subject to the terms and conditions hereof and in accordance with the Disposition Guidelines then in effect, the Manager shall use its commercially reasonable efforts to sell the Shares on behalf of the Selling Stockholder as sales agent or as principal; provided however the Manager shall be under no obligation to purchase the Shares on a principal basis, and the Selling Stockholder shall be under no obligation to sell the Shares to the Manager on a principal basis, pursuant to this Agreement.

(c)            If the Selling Stockholder agrees to sell the Shares directly to the Manager as principal in respect of a book-built block trade (a “Principal Purchase”), the Company, the Selling Stockholder and the Manager shall enter into a separate agreement (each, a “Terms Agreement”), in substantially the form of Exhibit A hereto unless otherwise agreed, relating to such sale.

(d)            At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each of its representations and warranties contained in this Agreement.  At each Instruction Date, the Selling Stockholder shall be deemed to have affirmed each of its representations and warranties contained in this Agreement.  Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Selling Stockholder as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholder herein, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 4 of this Agreement.

(e)            Notwithstanding any other provision of this Agreement, the Company, the Selling Stockholder and the Manager agree that no sales of Shares shall take place, the Selling Stockholder shall not request the sales of any Shares that would be sold and the Manager shall not be obligated to sell or offer to sell, during any period in which the Company’s earnings blackout period policy, as it exists from time to time, would prohibit the sale of Common Stock by the Company, or during any other period in which the Company is in possession of material non-public information.  The Company shall notify the Selling Stockholder and the Manager, in accordance with Section 5(f), when it is or could be deemed to be in possession of material non-public information.

3.             Payment, Delivery and Other Obligations.  Settlement for sales of the Shares pursuant to this Agreement or any Terms Agreement will occur on the third Trading Day (as defined herein) (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”).  On or prior to each Settlement Date, the Shares sold through or to the Manager for settlement on such date shall be delivered by the Selling Stockholder to an account designated by the Manager against payment of the gross proceeds from the sale of such Shares.  Settlement for all such Shares shall be effected by free delivery of the Shares by the Selling Stockholder to the Manager’s account or its designee’s account (provided that the Manager shall have given the Selling Stockholder written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Selling Stockholder.  As used herein, “Trading Day” shall mean any trading day on the New York Stock Exchange (the “Exchange”), other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time.

4.             Conditions to the Manager’s Obligations.  The obligations of the Manager are subject to the following conditions:

(a)            The Manager shall have received on each date specified in Section 5(l) a certificate of the Company, dated such date and signed, in the case of the Company, by the Chairman, any Vice Chairman, the President, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel, the Controller or any Deputy Controller and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the General Disclosure Package and this Agreement or any Terms Agreement and that (i) the representations and warranties of the Company in this Agreement are true and correct on and as of such date with the same effect as if made on such date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date; (ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened; (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the General Disclosure Package and the Prospectus; (iv) as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (v) as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the General Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the General Disclosure Package.

(b)            The Manager shall have received on each date specified in Section 5(m), an opinion of Michael J. Tarpley, Associate General Counsel—Capital Markets of the Company, dated such date and addressed to the Manager, with respect to the sale of the Shares, the Registration Statement, the Prospectus, the General Disclosure Package and other related matters as the Manager may reasonably require.

(c)            The Manager shall have received on each date specified in Section 5(n), such opinion or opinions of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Manager, dated such date and addressed to the Manager, with respect to the sale of the Shares, the Registration Statement, the Prospectus, the General Disclosure Package and other related matters as the Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d)            The Company shall have requested and caused KPMG LLP to have furnished to the Manager, on each date specified in Section 5(o), customary “comfort letters” dated such date that are satisfactory in content and form to the Manager.

(e)            Within 24 hours after the beginning of each period specified in Section 5(p), the Manager shall have received a certificate signed by the Chief Financial Officer of the Company using a form substantially similar to that attached hereto as Exhibit B.

(f)             All filings with the Commission required by Rule 424 under the Securities Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)); any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(g)            The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(h)            If, between the Time of Sale of any Shares and the corresponding settlement of the sale of such Shares on the scheduled Settlement Date, the Company would be unable to deliver the certificate contemplated by Section 4(a), then the Manager may cause the Selling Stockholder to cancel the sale by the Selling Stockholder to any purchaser thereof or the purchase by the Manager as principal of all or a portion of such Shares, and each of the Manager and the Selling Stockholder shall be released from any of its obligations under Section 3 with respect to such Shares.  The Company shall hold the Manager and the Selling Stockholder harmless against any loss, claim, damage or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with the cancellation of any sale pursuant to this Section 4(h).

(i)             Prior to any Settlement Date, the Company shall have furnished to the Manager such further information, certificates and documents as the Manager may reasonably request.

5.             Covenants of the Company.  The Company covenants with the Manager as follows:

(a)            To furnish to the Manager and the Selling Stockholder copies of the Registration Statement (excluding exhibits) and copies of the Prospectus (or the Prospectus as amended or supplemented) in such quantities as the Manager or the Selling Stockholder may from time to time reasonably request.  In case the Manager is required to deliver, under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, upon the request of the Manager, and at its own expense, the Company shall prepare and deliver to the Manager as many copies as the Manager may request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Securities Act, as the case may be.

(b)            Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Manager and the Selling Stockholder a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager or the Selling Stockholder reasonably objects (other than any prospectus supplement relating to the offering of Shelf Securities other than the Shares).  To furnish to the Manager and the Selling Stockholder a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Manager reasonably objects.  Not to take any action that would result in the Manager, the Selling Stockholder or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Manager or the Selling Stockholder that the Manager or the Selling Stockholder otherwise would not have been required to file thereunder.

(c)            To file, subject to Section 5(b) above, promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for the duration of the Delivery Period.  For the duration of the Delivery Period, to prepare a prospectus supplement (each, an “Interim Prospectus Supplement”) with a summary detailing, for the period since the later of the Prospectus Supplement or the most recent Interim Prospectus Supplement, (i) the number of Shares sold through or to the Manager pursuant to this Agreement or any Terms Agreement and (ii) the compensation paid by the Selling Stockholder to the Manager with respect to such sales through the Manager as sales agent and, once a quarter and subject to Section 5(b) above, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act).

(d)            To file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act and to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto) to the Manager and the Selling Stockholder via electronic mail in “.pdf” format on such filing date to an electronic mail account designated by the Manager or the Selling Stockholder and, at the Manager’s request, to also furnish copies of the Prospectus and such Prospectus Supplement to the Exchange and each other exchange or market on which sales of the Shares were effected, in each case, as may be required by the rules or regulations of the Exchange or such other exchange or market.

(e)            During the Delivery Period to promptly advise the Manager and the Selling Stockholder (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(f)             If, after the date hereof and during the Delivery Period, any event occurs as a result of which the Prospectus or the General Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Selling Stockholder and the Manager so that any use of the Prospectus or the General Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Prospectus or the General Disclosure Package, subject to Section 5(b) above, to correct such statement or omission; and (iii) supply any amendment or supplement to the Manager and the Selling Stockholder in such quantities as the Manager or the Selling Stockholder may reasonably request.

(g)            To arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions within the United States as the Manager reasonably may designate, will maintain such qualifications in effect so long as required for the distribution of the Shares and will pay any fee of the Financial Industry Regulatory Authority (“FINRA”), if any, in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

(h)            As soon as practicable, to make generally available to its security holders and to the Manager a consolidated earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(i)             Whether or not the transactions contemplated in this Agreement or any Terms Agreement are consummated or this Agreement or any Terms Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement or any Terms Agreement, including:  (i) the fees, disbursements and expenses of the Company’s accountants in connection with the registration of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Prospectus Supplement, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Manager and the Selling Stockholder, in the quantities hereinabove specified, (ii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 5(g) above, including filing fees in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iii) all filing fees in connection with the offering contemplated by this Agreement, including, without limitation, FINRA filing fees, if any, (iv) all costs and expenses incident to listing the Shares on the Exchange, (v) the costs and charges of any transfer agent, registrar or depositary, and (vi) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement or any Terms Agreement for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section 5 and Section 8, the Manager will pay all of its costs and expenses, including any advertising expenses connected with any offers the Manager may make.

(j)             If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold, prior to such third anniversary, to file, subject to Section 5(b), a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption (references herein to the Registration Statement shall include the new registration statement declared effective by the Commission).

(k)            To use its commercially reasonable efforts to maintain the listing of the Shares for trading on the Exchange.

(l)             Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and (i) each time that the Registration Statement or the Prospectus is amended or supplemented (other than (1) in connection with the filing of a prospectus supplement that contains solely the information required by the second sentence of Section 5(c), (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act or (3) by a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares), (ii) each time there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), (iii) each time the Shares are delivered to the Manager as principal on a Settlement Date, or (iv) on such other dates or occasions as may be reasonably requested by the Manager (including but not limited to any agented block transactions) (such commencement date (and any such recommencement date, if applicable) and each such date or occasion referred to in (i), (ii), (iii) and (iv) above, a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered as of such date, in form reasonably satisfactory to the Manager, to the effect that the statements contained in the certificate referred to in Section 4(a) of this Agreement are true and correct as of such Representation Date, as though made at and as of such time modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(m)           On each Representation Date, the Company shall cause to be furnished to the Manager, dated as of such date, in form and substance satisfactory to the Manager, the written opinion of Michael J. Tarpley, Associate General Counsel—Capital Markets of the Company, as described in Section 4(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.

(n)            On each Representation Date, Cleary Gottlieb Steen & Hamilton LLP, counsel to the Manager, shall furnish to the Manager a written opinion, dated as of such date in form and substance reasonably satisfactory to the Manager.

With respect to Sections 5(m) and 5(n) above, in lieu of delivering such an opinion for dates subsequent to the commencement of the offering of the Shares under this Agreement such counsel may furnish the Manager with a letter (a “Reliance Letter”) to the effect that the Manager may rely on a prior opinion delivered under Section 5(m) or Section 5(n), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such subsequent date).

(o)            Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and each time that (i) the Registration Statement or the Prospectus is amended or supplemented to include additional financial information, (ii) the Company files an annual report on Form 10-K or quarterly report on Form 10-Q, (iii) there is filed with the Commission any document (other than an annual report on Form 10-K or quarterly report on Form 10-Q) incorporated by reference into the Prospectus that contains additional or amended financial information, (iv) the Shares are delivered to the Manager as principal on a Settlement Date or (v) on such other dates or occasions as may be reasonably requested by the Manager (including but not limited to any agented block transactions), KPMG LLP, independent public accountants of the Company, shall deliver to the Manager the comfort letter(s) as described in Section 4(d).

(p)            Each time the Company announces its annual or quarterly earnings, as applicable, and until the Company files an annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, for such year or quarter, as applicable, the Company shall (i) allow the Manager to conduct additional due diligence review and calls, as described in the Due Diligence Protocol attached hereto on Schedule III and (ii) to the extent the earnings data is not covered in the comfort letter(s) referred to in Section 4(d), furnish or cause to be furnished to the Manager a certificate signed by the Chief Financial Officer of the Company, as described in Section 4(e), in each case within 24 hours of such announcement.

(q)            To comply with the Due Diligence Protocol attached hereto on Schedule III and any other due diligence review or call reasonably requested by the Manager.

(r)             That it consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement or any Terms Agreement.

(s)            Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Securities Act of any shares of the Common Stock, except for (i) the registration of the Shares and the sales through or to the Manager pursuant to this Agreement or any Terms Agreement, (ii) the registration and sales of Common Stock representing the tax withholding obligations from stock compensation received by certain employees of the Company in April 2010, (iii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (iv) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to employee benefit plans of the Company, including the sales of such securities by the employees through broker-dealer affiliates of the Company or (v) any shares of Common Stock issued pursuant to any non-employee director stock plan, dividend reinvestment plan or stock purchase plan of the Company, during the Delivery Period, without giving the Manager at least three (3) business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale.

6.             Covenants of the Selling Stockholder.  The Selling Stockholder covenants and agrees with the Manager that it will not prepare or have prepared on its behalf or use, distribute or refer to any free writing prospectus without the prior approval of the Manager.

7.             Covenants of the Manager.  The Manager covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Manager that otherwise would not be required to be filed by the Company thereunder, but for the action of the Manager.

8.             Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless the Manager, the directors, officers, employees, agents of the Manager and each person, if any, who controls the Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Manager within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement (including any Interim Prospectus Supplement), the General Disclosure Package, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Manager furnished to the Company in writing by the Manager expressly for use therein.

(b)           The Manager agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Manager, but only with reference to information relating to the Manager furnished to the Company in writing by the Manager expressly for use in the Registration Statement, the Prospectus, the Prospectus Supplement (including any Interim Prospectus Supplement), the General Disclosure Package, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or any amendment or supplement thereto.

(c)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Manager, on the other hand, from the offering of the Shares or (ii) if the allocation provided by Section 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8(d)(i) above but also the relative fault of the Company, on the one hand, and of the Manager, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Manager, on the other hand, in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Stockholder bear to the total commissions received by the Manager.  The relative fault of the Company, on the one hand, and the Manager, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)           The Company and the Manager agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it were offered to the public exceeds the amount of any damages that the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)           The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Manager, any person controlling the Manager or any affiliate of the Manager or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

(g)           The provisions of this Section 8 shall not be deemed to supersede or otherwise affect provisions of Section 4.6(g) of the Exchange Agreement dated June 9, 2009 between the Company and the Selling Stockholder with respect to the rights (including the rights of their respective agents) and obligations of each of them to the other pursuant thereto.

9.             Effectiveness.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10.           Termination.  (a) The Selling Stockholder shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.  Any such termination shall be without liability of any party to any other party, except that (i) with respect to any sale through the Manager for the Selling Stockholder for which the related Time of Sale occurred prior to the Manager’s receipt of such written notice, the obligations of the Selling Stockholder, including, but not limited to, its obligations under Section 3 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)           This Agreement shall remain in full force and effect until the earliest to occur of the following: (i) this Agreement is terminated pursuant to Section 10(a) above, (ii) such time as all Shares have been sold pursuant to the terms of this Agreement, or (iii) this Agreement is otherwise terminated by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (b) shall in all cases be deemed to provide that Section 1 and Section 8 of this Agreement shall remain in full force and effect.

(c)           Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Company and the Manager.  If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 3.

(d)           In the case of a Principal Purchase pursuant to a Terms Agreement, the Manager may terminate such Terms Agreement by notice given by the Manager to the Company and the Selling Stockholder, if after the execution and delivery of the Terms Agreement and prior to the related Settlement Date:

(i)    there have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change;

(ii)           there have been (A) any change or decrease specified in the letter or letters referred to in Section 4(d) or (B) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, operations or properties of the Company and its subsidiaries, taken as a whole, from the respective dates of the Registration Statement, the Prospectus, the General Disclosure Package and the prospectus supplement related to such Principal Purchase that, in the Manager’s judgment, is material and adverse and that makes it, in the Manager’s judgment, impracticable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus and the prospectus supplement related to such Principal Purchase; or

(iii)          (A) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the Exchange, the NASDAQ Global Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or other relevant exchanges, (B) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (C) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (D) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (E) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this Section 10(d), makes it, in the Manager’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus and the prospectus supplement related to such Principal Purchase.

If such Terms Agreement is terminated pursuant this Section 10(d), then the Manager may cause the Selling Stockholder to cancel the purchase by the Manager as principal of all or a portion of such Shares, and each of the Manager and the Selling Stockholder shall be released from any of its obligations under Section 3 with respect to such Shares.  The Company shall hold the Manager and the Selling Stockholder harmless against any loss, claim, damage or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with the cancellation of any purchase pursuant to this Section 10(d).

11.            Entire Agreement.  (a) This Agreement, including the schedules and exhibits attached hereto, represents the entire agreement between the Company and the Manager with respect to the preparation of any Registration Statement, Prospectus Supplement or the Prospectus, the conduct of the offering and the sale and distribution of the Shares.

(b)           The Company acknowledges that in connection with the offering of the Shares:  (i) the Manager has acted and will act at arm’s length and owes no fiduciary duties to the Company, (ii) the Manager owes the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Manager may have interests that differ from those of the Company.  The Company waives to the full extent permitted by applicable law any claims they may have against the Manager arising from an alleged breach of fiduciary duty in connection with the sale and distribution of the Shares.

12.            Counterparts.  This Agreement and any Terms Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.            Applicable Law.  This Agreement and any Terms Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that all rights and obligations of the Selling Stockholder under this Agreement and any Terms Agreement shall be governed by and construed in accordance with the federal law of the United States of America.

14.            Headings.  The headings of the sections of this Agreement and any Terms Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement or any Terms Agreement.

15.            Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Manager shall be delivered, mailed, telefaxed or sent to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036, facsimile number: (212) 761-0316 (Attn: Equity Capital Markets Syndicate Desk) with a copy to Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY 10006, facsimile number: (212) 225-3999 (Attn: Jeffrey D. Karpf); if to the Selling Stockholder shall be delivered, mailed, telefaxed or sent to United States Department of the Treasury, 1500 Pennsylvania Avenue, NW, Washington, D.C. 20220, with a copy to Chief Counsel, Office of Financial Stability, OFSChiefCounselNotice@do.treas.gov, facsimile number: 202-927-9219, a copy to CPP Management, CPPManagement@do.treas.gov  and a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, facsimile number: (212) 455-2502 (Attn: Andrew R. Keller); and if to the Company shall be delivered, mailed, telefaxed or sent to Citigroup Inc.—Treasury Department, 153 E. 53rd Street, 6th Floor, New York, NY 10043, facsimile number: (212) 793-5629, with a copy to Citigroup Inc., One Court Square, 45th Floor, Long Island City, NY 11120 (Attn: Associate General Counsel—Capital Markets), facsimile number: (718) 248-2705.

16.            Successors and Assigns.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents, affiliates and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

[Signature page follows]

Very truly yours, CITIGROUP INC.

By:	/s/ John C. Gerspach
	Name:	John C. Gerspach
	Title:	Chief Financial Officer

UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Herbert M. Allison, Jr.
	Name:	Herbert M. Allison, Jr.
	Title:	Assistant Secretary for Financial Stability and Counselor to the Secretary

Accepted as of the date first written above MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Kenneth G. Pott
	Name:	Kenneth G. Pott
	Title:	Managing Director

SCHEDULE I

Permitted Free Writing Prospectuses

I-1

SCHEDULE II

Transactions Subject to Sanctions

None.

II-1

SCHEDULE III

Due Diligence Protocol

Set forth below are guidelines for use by the Company, the Selling Stockholder and the Manager in connection with the Manager’s continuous due diligence efforts in connection with the sale and distribution of the Shares pursuant to the Agreement.  For the avoidance of doubt, the Company and the Selling Stockholder have agreed that no sales under the Agreement will be requested or made at any time the Company is in possession of material non-public information with respect to the Company.

1.
On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 5(l), (m), (n) and (o) of the Agreement, the Manager expects to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.

2.
Within 24 hours after the beginning of each period set forth in Section 5(p), the Manager expects to conduct additional due diligence review and calls with the appropriate business, financial and legal representatives of the Company.

3.
For each month, the Manager expects to conduct bi-weekly due diligence calls with the appropriate business, financial, accounting and legal representatives of the Company.  One of the bi-weekly due diligence calls shall take place on the date of or promptly after the Company’s management report becomes available for a given month (but no later than the last business day of the immediately succeeding month), and the Company shall provide the certificate referred to in Section 4(a) of the Agreement.

The foregoing is an expression of current intent only, and shall not in any manner limit the Manager’s rights under the Agreement, including the Manager’s right to require such additional due diligence procedures and document review as the Manager may reasonably request pursuant to the Agreement

III-1

Exhibit A

Common Stock

FORM OF TERMS AGREEMENT

______, 20__

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs:

The United States Department of the Treasury (the “Selling Stockholder”) proposes, subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated April 26, 2010 (the “Distribution Agreement”), among Citigroup Inc. (the “Company”), the Selling Stockholder and Morgan Stanley & Co. Incorporated (the “Manager”), to sell to the Manager the securities specified in the Schedule I hereto (the “Purchased Shares”), and solely for the purpose of covering over-allotment options, to grant to the Manager the option to purchase the additional securities specified in the Schedule I hereto (the “Additional Shares”).  Capitalized terms not defined herein shall have the meaning assigned thereto in the Distribution Agreement.

The Manager shall have the right to purchase from the Selling Stockholders all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Purchased Shares, at the same purchase price per share to be paid by the Manager to the Selling Stockholder for the Purchased Shares.  This option may be exercised by the Manager at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholder.  Such notice shall set forth the aggregate number of shares of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Option Settlement Date”); provided, however, that the Option Settlement Date shall not be earlier than the Time of Delivery (as set forth in the Schedule I hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised.  Payment of the purchase price for the Additional Shares shall be made at the Option Settlement Date in the same manner as the payment for the Purchased Shares.

Each of the provisions of the Distribution Agreement not specifically related to offers and sales of Shares by the Manager as an agent is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein.  Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, at the related Settlement Date and any Option Settlement Date.

A supplement to the Prospectus relating to the Purchased Shares and the Additional Shares, in the form heretofore delivered to the Manager shall be filed with the Securities and Exchange Commission.  Any use of the term “Prospectus” in the Distribution Agreement shall be deemed to include the supplement for purposes of this Terms Agreement.

Subject to the terms and conditions set forth herein and in the Distribution Agreement which are incorporated herein by reference, the Selling Stockholder agrees to sell to the Manager and the latter agrees to purchase from the Selling Stockholder the number of shares of the Purchased Shares at the time and place and at the purchase price set forth in the Schedule I hereto.

[Signature page follows]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement among the Company, the Selling Stockholder and the Manager.

Very truly yours, CITIGROUP INC.

By:
Name:
Title:

UNITED STATES DEPARTMENT OF THE TREASURY

By:
Name:
Title:

ACCEPTED as of the date
first written above.

MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:

Schedule I to the Terms Agreement

Title of Purchased Shares:
Common Stock, par value $0.01 per share

Number of Shares of Purchased Shares:

Price to Public:

Purchase Price by the Manager:

Method of and Specified Funds for Payment of Purchase Price:
By wire transfer to a bank account specified by the Selling Stockholder in same day funds.

Method of Delivery:
Free delivery of the Shares to the Manager’s account at The Depository Trust Company in return for payment of the purchase price.

Time of Delivery:

Settlement Location:

Documents to be Delivered:

The following documents referred to in the Distribution Agreement shall be delivered as a condition to the closing at the relevant Settlement Date:
(1)  The certificate referred to in Section 4(a).
(2)  The opinion referred to in Section 4(b).
(3)  The opinion referred to in Section 4(c).
(4)  The accountants’ letter referred to in Section 4(d).
(5)  Such other documents as the Manager shall reasonably request.

Exhibit B

Form of Chief Financial Officer’s Certificate

In connection with the offering by the United States Department of the Treasury (the “Selling Stockholder”) of shares of common stock, par value $0.01 per share (the “Common Stock”), of Citigroup Inc. (the “Company”) through Morgan Stanley & Co. Incorporated as sales agent (the “Manager”), I, John C. Gerspach, the Chief Financial Officer of the Company, have been asked to deliver this certificate to the Manager pursuant to Section 4(e) of the Equity Distribution Agreement dated April 26, 2010 among the Company, the Selling Stockholder and the Manager.

Based on my examination of the Company financial records and schedules undertaken by myself or members of my staff who are responsible for the Company’s financial accounting matters, I hereby certify that:

1.
I have reviewed (a) the unaudited consolidated statement of income of the Company for the period ended [Quarter End Date], 2010 and (b) the unaudited consolidated balance sheet of the Company as of [Quarter End Date], 2010, each attached as an exhibit to the Current Report on Form 8-K dated [Date of Earnings Report] of the Company (together, the “Interim Financial Statements”).

2.	The Interim Financial Statements are derived from the internal accounting records of the Company.

3.
To the best of my knowledge, the Interim Financial Statements present fairly, in all material respects, the financial position of the Company at [Quarter End Date], 2010 and the results of its operations for the [three]/[six]/[nine] months ended [Quarter End Date], 2010.

I am aware that this certificate is to assist the Manager in conducting and documenting their investigation of the affairs of the Company in connection with the Selling Stockholder’s offering of the Company’s Common Stock.

[Signature page follows]

B-1

IN WITNESS WHEREOF, I have hereunto signed my name on this ___ day of _____________.

Name: John C. Gerspach
Title: Chief Financial Officer

B-2